UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 20, 2014

BPZ Resources, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-12697	33-0502730
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

580 Westlake Park Blvd., Suite 525

Houston, Texas 77079

(Address of Principal Executive Offices)

(281) 556-6200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 20, 2014, BPZ Resources, Inc. (“the Company”) held its 2014 Annual Meeting of Shareholders. The following table presents the final voting results for the items that were presented for shareholder approval:

Director	Votes For	Votes Withheld
Stephen C. Beasley	59,436,093	1,145,422
Jerelyn Eagan	59,456,972	1,124,543
Richard Spies	58,677,208	1,904,307

Proposal No. 2	Votes For	Votes Against	Abstentions	Broker Non-votes
Approve, by non-binding vote, the compensation of our named executive officers	54,658,959	5,739,278	183,278	38,271,106

Proposal No. 3	One Year	Two Years	Three Years	Abstentions
Recommend, by non-binding vote, the frequency of the advisory vote on compensation of named executive officers	52,363,470	265,261	7,655,670	297,114

Proposal No. 4	Votes For	Votes Against	Abstentions	Broker Non-votes
Amendment of the 2007 Long-Term Incentive Compensation Plan	57,094,691	3,387,044	99,780	38,271,106

Proposal No. 5	Votes For	Votes Against	Abstentions	Broker Non-votes
Amendment of the 2007 Directors' Compensation Incentive Plan	54,510,412	5,969,577	101,526	38,271,106

Proposal No. 6	Votes For	Votes Against	Abstentions	Broker Non-votes
Ratify the appointment of BDO USA, LLP as the Company's independent public accountants	98,452,760	356,464	43,397	-

In summary, the results of the votes were:

(i)	Mr. Beasley and Ms. Eagan were elected to serve for a term of 3 years and Mr. Spies was elected to serve for a term of 1 year;

(ii)	The shareholders approved, by a non-binding vote, the compensation of our named executive officers;

(iii)	The shareholders recommended, by a non-binding vote, one year as their preferred frequency of future advisory votes on compensation for named executive officers;

(iv)

The shareholders approved the amendment to the 2007 Long-Term Incentive Compensation Plan to increase the number of shares currently reserved for issuance under the plan from 8.0 million to 12.0 million;

(v)

The shareholders approved the amendment to the 2007 Directors’ Compensation Incentive Plan to increase the number of shares currently reserved for issuance under the plan from 2.5 million to 4.0 million; and

(vi)	The appointment of BDO USA, LLP as the independent auditors for 2014 was ratified.

For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2014.

Item 7.01.     Regulation FD Disclosure.

On June 20, 2014, Manolo Zúñiga, President and Chief Executive Officer, and Richard Menniti, Chief Financial Officer, of the Company, made a presentation at the 2014 Annual Meeting of Shareholders in Houston. A copy of the presentation materials is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	BPZ Resources, Inc. Presentation at its 2014 Annual Meeting of Shareholders in Houston, dated June 20, 2014, and furnished with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: June 23, 2014	By:	/s/ Richard S. Menniti
	Name:	Richard S. Menniti
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	BPZ Resources, Inc. Presentation at its 2014 Annual Meeting of Shareholders in Houston, dated June 20, 2014, and furnished with this report.